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                                    EXHIBIT L

                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other persons signatory below of a statement on Schedule 13D or any amendments thereto, with respect to the common stock of Mego Financial Corp., and that this Agreement be included as an attachment to such filing.

         This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement on the 13th day of December, 2001.



                                        /s/ Robert E. Nederlander
                                        ---------------------------------
                                        Robert E. Nederlander



                                        ROBERT E. NEDERLANDER FOUNDATION


                                        By:  /s/ Robert E. Nederlander
                                             ---------------------------
                                             Name:  Robert E. Nederlander
                                             Title: President



                                        RER CORP.


                                        By:  /s/ Robert E. Nederlander
                                             ----------------------------
                                             Name:  Robert E. Nederlander
                                             Title: President

                                        /s/ Eugene I. Schuster
                                        ---------------------------------
                                        Eugene I. Schuster




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                                     GROWTH REALTY, INC.


                                     By:    /s/ Eugene I. Schuster
                                          ------------------------------------
                                          Name:  Eugene I. Schuster
                                          Title: President



                                     GROWTH REALTY HOLDINGS L.L.C.


                                     By:  /s/ Eugene I. Schuster
                                          ------------------------------------
                                          Name:  Eugene I. Schuster
                                          Title: Manager

                                     /s/ Jerome J. Cohen
                                     -----------------------------------------
                                     Jerome J. Cohen



                                     RITA AND JEROME J. COHEN FOUNDATION, INC.


                                     By:  /s/ Jerome J. Cohen
                                          ------------------------------------
                                              Name:    Jerome J. Cohen
                                              Title:   President


                                     /s/ Herbert B. Hirsch
                                     -----------------------------------------
                                     Herbert B. Hirsch


                                     /s/ Don A. Mayerson
                                     -----------------------------------------
                                     Don A. Mayerson